Exhibit 99.1

          SPEEDCOM Reports Year-End 2003 Financial Results;
                 Company Announces Stock Distribution

    SARASOTA, Fla.--(BUSINESS WIRE)--Feb. 12, 2004--SPEEDCOM Wireless Corporation (OTCBB:SPWC) today announced financial results for the year ending December 31, 2003. The company also announced its board of directors approved an in-kind distribution of shares of Campbell, California based P-Com, Inc. common stock, which it received in December 2003 in connection with the sale of its business, to SPEEDCOM shareholders of record as of February 20, 2004.
    For the twelve months ended December 31, 2003, revenues were $4,381,000 as compared to $7,676,000 for the twelve months ended December 31, 2002. Operating loss was $4,405,000 or $(.28) per share for the twelve months ended December 31, 2003 as compared to an operating loss of $4,953,000 for the twelve months ended December 31, 2002. Gross margin was 34% of net revenues for the twelve months ended December 31, 2003. Year-end 2003 results reflect the sale of SPEEDCOM's business operations to P-Com on December 10, 2003.
    Including a gain of $12,260,000 on its asset sale to P-Com, SPEEDCOM reported net income of $7,450,000, and income attributable to common stockholders of $6,590,000, or $.42 per share, for the year ending December 31, 2003.
    SPEEDCOM will distribute approximately 61,000,000 shares of P-Com common stock to its shareholders using a record date of February 20, 2004. The distribution ratio is estimated to be approximately 1 share of P-Com common stock for each 2 shares of SPEEDCOM common stock held on the record date. SPEEDCOM reported 114,652,626 shares issued and outstanding as of February 9, 2004 in its Form 10-KSB. The distribution date of the P-Com shares is on March 5, 2004.
    No action is necessary for SPEEDCOM shareholders. SPEEDCOM shareholders who hold shares through a broker will have P-Com shares credited to their account. Shareholders who are registered holders will receive a P-Com certificate via mail to their address of record. Registered holders are encouraged to verify the accuracy of their address information through February 20 by calling American Stock Transfer at 800-937-5449.
    SPEEDCOM shareholders should direct questions concerning the P-Com common stock distribution to EquiServe Shareholder Services at 781-575-3120.

    Recent Highlights

    -- SPEEDCOM's board announced plans to distribute most of SPEEDCOM's P-Com common stock to shareholders

    -- The company exchanged all outstanding shares of its Series B Convertible Preferred stock for common stock at an exchange rate of $.12

    -- Since October 2003, SPEEDCOM converted $2,792,000 of liabilities into common stock at $.12, effectively eliminating debt from its balance sheet

    -- The company completed an asset sale and received consideration of 63,500,000 P-Com common shares

    -- SPEEDCOM stockholders approved an asset sale agreement and increase in SPEEDCOM's authorized common stock from 250,000,000 to 500,000,000 shares. Voting stockholders voted in favor of both proposals by more than 85%

    -- The company signed a definitive agreement with P-Com to enable P-Com to acquire operating assets and certain liabilities of SPEEDCOM in exchange for shares of P-Com common stock

    "We look forward to our upcoming stock distribution to SPEEDCOM shareholders and are pleased by the success of our recent recapitalization and debt conversion initiatives," said Mark
Schaftlein, CFO of SPEEDCOM.

    About SPEEDCOM

    SPEEDCOM Wireless Corporation was a multinational, fixed broadband wireless solutions company. SPEEDCOM's Wave Wireless division was an innovator and manufacturer of a variety of broadband wireless products. On December 10, 2003, the company sold all of its operating assets and ceased its historical business operations. Since that time, the company has been seeking to maximize its shareholders' value through a merger, acquisition or similar business combination. More information is available at http://www.speedcomwireless.com.

    This press release shall not constitute an offer to sell or a solicitation of an offer to buy securities of SPEEDCOM. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act. This press release contains forward-looking statements that involve risks and uncertainties. The financial data provided in this press release represent actual results. Future results may differ materially from forward-looking statements for a number of reasons as well as factors discussed from time to time in our SEC filings (available on EDGAR or for free at www.sec.gov). Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. All forward-looking statements included in this document are made as of the date hereof, based on information available to SPEEDCOM on the date thereof.

    SPEEDCOM is a registered trademark of SPEEDCOM Wireless
Corporation.


                  SPEEDCOM WIRELESS CORPORATION
         STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                             Years Ended December 31,
                                                 2003         2002
                                             -------------------------
Net revenues                                  $4,380,998   $7,676,327
Cost of goods sold                             2,910,657    4,502,460
                                             -------------------------
Gross margin                                   1,470,341    3,173,867

Operating expenses:
 Salaries and related                          2,085,415    3,007,659
 General and administrative                    2,172,650    2,347,006
 Selling expenses                                703,896    1,017,760
 Provision for bad debt                           83,944      419,585
 Depreciation and amortization                   659,541      704,795
 Severance costs                                 170,000      629,814
                                             -------------------------
                                               5,875,446    8,126,619
                                             -------------------------
Loss from operations                          (4,405,105)  (4,952,752)

Other (expense) income:
 Interest expense                               (653,064)    (395,676)
 Interest income                                  10,706       63,646
 Gain on sale to P-Com                        12,259,875           --
 Other income (expense), net                     238,076      (71,045)
                                             -------------------------
                                              11,855,593     (403,075)
                                             -------------------------
Net income (loss)                              7,450,488   (5,355,827)

Cumulative undeclared dividends on preferred
 stock                                          (860,635)          --
                                             -------------------------
Income (loss) attributable to common
 stockholders                                 $6,589,853  $(5,355,827)
                                             =========================

Net income (loss) per common share:
 Basic and diluted                                 $0.42       $(0.47)
                                             =========================
Shares used in computing basic and diluted
 net income (loss) per common share           15,622,610   11,431,626
                                             =========================

Comprehensive income (loss):
Net income (loss)                             $7,450,488  $(5,355,827)
Unrealized loss on marketable securities        (635,000)          --
                                             -------------------------
Comprehensive income (loss)                   $6,815,488  $(5,355,827)
                                             =========================



    CONTACT: SPEEDCOM Wireless Corporation, Sarasota
             Investor Contact:
             Gil Sharell, 941-907-2361
             gsharell@speedcomwireless.com